Exhibit 99.1

PMC-Sierra Reports Third Quarter 2009 Results

Q3’09 net income of $0.15 per share (non-GAAP); revenues increase 6% sequentially to $130.9 million

SANTA CLARA, Calif.--(BUSINESS WIRE)--October 22, 2009--PMC-Sierra, Inc. (Nasdaq:PMCS), the premier Internet infrastructure semiconductor solution provider, today reported results for the third quarter ended September 27, 2009.

Net revenues in the third quarter of 2009 were $130.9 million, an increase of 6 percent compared to $123.2 million in the second quarter of 2009 and 6 percent lower than net revenues of $139.4 million reported in the third quarter of 2008.

Net income in the third quarter of 2009 on a GAAP basis was $27.8 million (GAAP diluted earnings per share of $0.12) compared with net income of $7.8 million (GAAP diluted earnings per share of $0.03) in the second quarter of 2009 and net income of $4.5 million (GAAP diluted earnings per share of $0.02) in the third quarter of 2008.

Non-GAAP net income in the third quarter of 2009 was $34.5 million (non-GAAP diluted earnings per share of $0.15), an increase of 16 percent compared to $29.7 million (non-GAAP diluted earnings per share of $0.13) in the second quarter of 2009, and two cents per share above the non-GAAP diluted earnings per share of $0.13 achieved in the third quarter of 2008 when revenues reached $139.4 million.

“In the third quarter of 2009, we benefited from improved demand in our Storage business, led by the continued ramp in our new 6Gb/s SAS RAID-on-Chip device at H-P, as well as growth in our Microprocessor business,” said Greg Lang, president and chief executive officer of PMC-Sierra. “This past quarter, we achieved the highest level of non-GAAP operating income in the last nine years on revenue that was 6 percent below peak quarterly revenue last year.”

Net income on a non-GAAP basis in the third quarter of 2009 excludes the following items: (i) $5.1 million stock-based compensation expense; (ii) $0.3 million recovery of previously accrued termination costs; (iii) $9.8 million amortization of purchased intangible assets; (iv) $0.2 million restructuring costs; (v) $0.8 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; (vi) $1.0 million foreign exchange loss on foreign tax liabilities; and (vii) $9.9 million income tax recovery.

For a full reconciliation of GAAP net income to non-GAAP net income, please refer to the schedule included with this release. The Company believes the additional non-GAAP measures are useful to investors for the purpose of financial analysis. Management uses the non-GAAP measures internally to evaluate its in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company’s core operating results. In addition, the measures are used to plan for the Company’s future periods. However, non-GAAP measures are neither stated in accordance with, nor are they a substitute for, GAAP measures.

The Company made the following announcements in Q3 2009:

  We introduced the META 20G device that enables Carrier Ethernet Switch and Router (CESR) equipment to seamlessly connect to emerging Metro Optical Transport Networks (OTN). The META 20G enables a converged OTN infrastructure across IP and optical equipment with unified end-to-end network management. The device integrates Carrier Ethernet mapping and framing of 10GE LAN and WAN, and OTN mapping of IP-services such as Storage Area Networks (SAN) and Video protocols, while maintaining Packet over SONET/SDH service. The META 20G is the latest addition to PMC-Sierra’s OTN product portfolio, which includes the HyPHY 20G and HyPHY 10G for Packet Optical Transport Platforms (P-OTP) and Multi-Service Provisioning Platforms (MSPP). The portfolio provides a chipset solution for end-to-end integration of OTN across metro networks.
  In Q3, we announced the volume production of our maxSAS™ end-to-end chipset for 6Gb/s SAS enterprise storage systems. PMC-Sierra’s complete 6Gb/s SAS chipset—which includes the Tachyon® SPC 8x6G SAS protocol controller, SXP 36x6GSec 36-port and SXP 24x6GSec 24-port SAS Expanders, and system management firmware—is shipping in volume to multiple leading storage and server OEMs.

Third Quarter 2009 Conference Call

Management will review the results for the third quarter of 2009 and provide an outlook for the fourth quarter of 2009 during a conference call at 2:30 pm Pacific Time/5:30 pm Eastern Time on October 22, 2009. The conference call webcast will be accessible under the Financial Events and Calendar section at http://investor.pmc-sierra.com/. To listen to the conference call live by telephone, dial 416-640-3404 approximately ten minutes before the start time. A telephone playback will be available after the completion of the call and can be accessed at 647-436-0148 using the access code 6475519. A replay of the webcast will be available for five business days.

Fourth Quarter 2009 Conference Call

PMC-Sierra is planning to release its results for the fourth quarter of 2009 in late January 2010. A conference call will be held on the day of the release to review the quarter and provide an outlook for the first quarter of 2010.

Safe Harbor Statement

PMC-Sierra’s forward-looking statements are subject to risks and uncertainties. Actual results may differ from these projections, and reported results should not be considered as an indication of future performance. The Company’s SEC filings describe more fully the risks associated with the Company’s business including PMC-Sierra’s limited revenue visibility due to variable customer demands, uncertainty in the financial and credit markets, market segment growth or decline, orders with short delivery lead times, customer concentration, and other items such as foreign exchange rates. The Company does not undertake any obligation to update the forward-looking statements.

About PMC-Sierra

PMC-Sierra®, the premier Internet infrastructure semiconductor solution provider, offers its customers technical and sales support worldwide through a network of offices in North America, Europe, Israel and Asia. PMC-Sierra provides semiconductor solutions for Enterprise Storage, Wide Area Network Infrastructure, Fiber To The Home, and Laser Printer/SMB NAS markets. The Company is publicly traded on the NASDAQ Stock Market under the PMCS symbol. For more information, visit www.pmc-sierra.com.

© Copyright PMC-Sierra, Inc. 2009. All rights reserved. PMC and PMC-SIERRA are registered trademarks of PMC-Sierra, Inc. in the United States and other countries. Other product and company names mentioned herein may be trademarks of their respective owners.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 27,	June 28,	September 28,	September 27,	September 28,
	2009	2009	2008	2009	2008
			Restated *		Restated *

Net revenues	$130,876	$123,194	$139,356	$356,642	$404,235
Cost of revenues	44,432	39,413	47,373	120,648	139,752
Gross profit	86,444	83,781	91,983	235,994	264,483

Other costs and expenses:
Research and development	35,823	36,383	39,688	110,834	116,993
Selling, general and administrative	19,743	22,222	23,565	63,854	71,954
Amortization of purchased intangible assets	9,836	9,836	9,836	29,508	29,508
Restructuring costs and other charges	175	303	(259)	813	785
Income from operations	20,867	15,037	19,153	30,985	45,243

Other income (expense):
Foreign exchange gain (loss)	(1,094)	(2,867)	873	109	2,965
Gain on repurchase of senior convertible notes, net	-	-	-	-	4,931
Amortization of debt issue costs	(50)	(50)	(94)	(150)	(332)
Loss on subleased facilities	-	-	-	(538)	-
Interest income (expense), net	(487)	(841)	181	(2,139)	622
Recovery on investments, net	-	-	400	-	400
Loss on investment securities	-	-	(11,790)	-	(11,790)
Income before provision for income taxes	19,236	11,279	8,723	28,267	42,039

Recovery of (provision) for income taxes	8,583	(3,430)	(4,266)	3,484	77,445
Net income	$27,819	$7,849	$4,457	$31,751	$119,484

Net income per common share - basic	$0.12	$0.03	$0.02	$0.14	$0.54
Net income per common share - diluted	$0.12	$0.03	$0.02	$0.14	$0.53

Shares used in per share calculation - basic	227,123	224,861	222,335	225,276	221,091
Shares used in per share calculation - diluted	231,863	227,883	225,803	228,172	223,573

* Effective December 29, 2008, the Company retrospectively adopted Financial Accounting Standards Board Accounting Standards Codification 470, the Debt Topic for the accounting of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlements). Accordingly, the comparative condensed consolidated financial statements have been restated.

As a supplement to the Company's condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company provides additional non-GAAP measures for cost of revenues, gross profit, gross profit percentage, research and development expense, selling, general and administrative expense, amortization of purchased intangible assets, restructuring costs and other charges, other income (expense), provision for (recovery of) income taxes, operating expenses, operating income, net income, and basic and diluted net income per share.

A non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  The Company believes that the additional non-GAAP measures are useful to investors for the purpose of financial analysis.  Management uses these measures internally to evaluate the Company's in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company's core operating results.  In addition, the measures are used for planning and forecasting of the Company's future periods.  However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures.  Other companies may use different non-GAAP measures and presentation of results.

PMC-Sierra, Inc.
Adjustments to GAAP Cost of Revenues, Gross Profit, Gross Profit Percentage, Research and Development Expense,
Selling, General and Administrative Expense, Amortization of Purchased Intangible Assets, Restructuring Costs and Other Charges,
Other Income (Expense), Provision for (Recovery of) Income Taxes, Operating Expenses, Operating Income,
Net Income, and Basic and Diluted Net Income Per Share
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 27,	June 28,	September 28,	September 27,	September 28,
	2009 (1)	2009 (2)	2008 (3)	2009 (4)	2008 (5)
			Restated *		Restated *

GAAP cost of revenues	$44,432	$39,413	$47,373	$120,648	$139,752
Stock-based compensation	(149)	(226)	(233)	(580)	(958)
Non-GAAP cost of revenues	$44,283	$39,187	$47,140	$120,068	$138,794

GAAP gross profit	$86,444	$83,781	$91,983	$235,994	$264,483
Stock-based compensation	149	226	233	580	958
Non-GAAP gross profit	$86,593	$84,007	$92,216	$236,574	$265,441

Non-GAAP gross profit %	66%	68%	66%	66%	66%

GAAP research and development expense	$35,823	$36,383	$39,688	$110,834	$116,993
Stock-based compensation	(2,173)	(2,062)	(2,425)	(6,566)	(8,807)
Exclusion of termination costs	129	-	-	(1,039)	-
Non-GAAP research and development expense	$33,779	$34,321	$37,263	$103,229	$108,186

GAAP selling, general and administrative expense	$19,743	$22,222	$23,565	$63,854	$71,954
Stock-based compensation	(2,798)	(3,343)	(2,699)	(9,066)	(9,954)
Exclusion of termination costs	147	-	-	(624)	-
Non-GAAP selling, general and administrative expense	$17,092	$18,879	$20,866	$54,164	$62,000

GAAP amortization of purchased intangible assets	$9,836	$9,836	$9,836	$29,508	$29,508
Exclusion of amortization of purchased intangible assets	(9,836)	(9,836)	(9,836)	(29,508)	(29,508)
Non-GAAP amortization of purchased intangible assets	$-	$-	$-	$-	$-

GAAP restructuring costs and other charges	$175	$303	$(259)	$813	$785
Exclusion of restructuring costs and other charges	(175)	(303)	259	(813)	(785)
Non-GAAP restructuring costs and other charges	$-	$-	$-	$-	$-

GAAP other income (expense)	$(1,631)	$(3,758)	$(10,430)	$(2,718)	$(3,204)
Loss on subleased facilities	-	-	-	538	-
Accretion of the debt discount related to the senior convertible notes	757	742	1,300	2,227	4,480
Gain on repurchase of senior convertible notes, net	-	-	-	-	(4,930)
Foreign exchange loss (gain) on foreign tax liabilities	978	2,889	(784)	291	(3,624)
Loss on investment securities	-	-	11,790	-	11,790
Recovery of investment loss	-	-	(400)	-	(400)
Non-GAAP other income (expense)	$104	$(127)	$1,476	$338	$4,112

GAAP provision for (recovery of) income taxes	$(8,583)	$3,430	$4,266	$(3,484)	$(77,445)
Recovery of (provision for) income tax matters	9,884	(2,450)	2,034	6,404	94,210
Non-GAAP provision for income taxes	$1,301	$980	$6,300	$2,920	$16,765

	Three Months Ended			Nine Months Ended
	September 27,	June 28,	September 28,	September 27,	September 28,
	2009 (1)	2009 (2)	2008 (3)	2009 (4)	2008 (5)
			Restated *		Restated *

GAAP operating expenses	$65,577	$68,744	$72,830	$205,009	$219,240
Stock-based compensation	(4,971)	(5,405)	(5,124)	(15,632)	(18,761)
Exclusion of termination costs	276	-	-	(1,663)	-
Exclusion of amortization of purchased intangible assets	(9,836)	(9,836)	(9,836)	(29,508)	(29,508)
Exclusion of restructuring costs and other charges	(175)	(303)	259	(813)	(785)
Non-GAAP operating expenses	$50,871	$53,200	$58,129	$157,393	$170,186

GAAP operating income	$20,867	$15,037	$19,153	$30,985	$45,243
Stock-based compensation	5,120	5,631	5,357	16,212	19,719
Exclusion of termination costs	(276)	-	-	1,663	-
Exclusion of amortization of purchased intangible assets	9,836	9,836	9,836	29,508	29,508
Exclusion of restructuring costs and other charges	175	303	(259)	813	785
Non-GAAP operating income	$35,722	$30,807	$34,087	$79,181	$95,255

GAAP net income	$27,819	$7,849	$4,457	$31,751	$119,484
Stock-based compensation	5,120	5,631	5,357	16,212	19,719
Exclusion of termination costs	(276)	-	-	1,663	-
Exclusion of amortization of purchased intangible assets	9,836	9,836	9,836	29,508	29,508
Exclusion of restructuring costs and other charges	175	303	(259)	813	785
Loss on subleased facilities	-	-	-	538	-
Accretion of the debt discount related to the senior convertible notes	757	742	1,300	2,227	4,480
Gain on repurchase of senior convertible notes, net	-	-	-	-	(4,930)
Loss on investment securities	-	-	11,790	-	11,790
Recovery of investment loss	-	-	(400)	-	(400)
Foreign exchange loss (gain) on foreign tax liabilities	978	2,889	(784)	291	(3,624)
Provision for (recovery of) income tax matters	(9,884)	2,450	(2,034)	(6,404)	(94,210)
Non-GAAP net income	$34,525	$29,700	$29,263	$76,599	$82,602

Non-GAAP net income per share - basic	$0.15	$0.13	$0.13	$0.34	$0.37
Non-GAAP net income per share - diluted	$0.15	$0.13	$0.13	$0.34	$0.37

Shares used to calculate non-GAAP net income per share - basic	227,123	224,861	222,335	225,276	221,091
Shares used to calculate non-GAAP net income per share - diluted	231,863	227,883	225,803	228,172	223,573

Non-GAAP adjustments

(1) $5.1 million stock-based compensation expense; $0.3 million recovery of previously accrued termination costs; $9.8 million amortization of purchased intangible assets; $0.2 million restructuring costs; $0.8 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $1.0 million foreign exchange loss on foreign tax liabilities; and $9.9 million income tax recovery which includes $9.4 million net deferred tax recovery relating to foreign exchange translation of a foreign subsidiary, $0.3 million arrears interest relating to unrecognized tax benefits, $1.0 million tax effect on inter-company transactions, $0.8 million tax adjustments based on completed filings and assessments received from tax authorities, and $1.0 million income tax recovery related to the adjustments above.

(2) $5.6 million stock-based compensation expense; $9.8 million amortization of purchased intangible assets; $0.3 million restructuring costs; $0.7 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $2.9 million foreign exchange loss on foreign tax liabilities; and $2.5 million income tax provision which includes $1.5 million net deferred tax expense relating to foreign exchange translation of a foreign subsidiary, $0.3 million arrears interest relating to unrecognized tax benefits, $1.2 million tax effect on inter-company transactions, and $0.5 million income tax recovery related to the adjustments above.

(3) $5.4 million stock-based compensation expense; $9.8 million amortization of purchased intangible assets; $0.3 million net reversal of restructuring accruals relating to facilities; $1.3 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $11.8 million related to loss on investment securities; $0.4 million recovery of investment loss; $0.8 million foreign exchange gain on foreign tax liabilities; and $2.0 million net income tax recovery relating to $0.7 million tax adjustments based on completed filings and assessments received from tax authorities, $1.6 million income tax effect related to the non-GAAP adjustments above and $0.3 million interest relating to unrecognized tax benefits.

(4) $16.2 million stock-based compensation expense; $1.7 million of termination costs; $29.5 million amortization of purchased intangible assets; $0.8 million restructuring costs; $0.5 million loss on subleased facilities; $2.2 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $0.3 million foreign exchange loss on foreign tax liabilities; and $6.4 million income tax recovery which includes $8.4 million net deferred tax recovery relating to foreign exchange translation of a foreign subsidiary, $1.0 million arrears interest relating to unrecognized tax benefits, $3.1 million tax effect on inter-company transactions, $0.1 million tax adjustments based on completed filings and assessments received from tax authorities and $2.0 million income tax recovery related to the adjustments above.

(5) $19.7 million stock-based compensation expense; $29.5 million amortization of purchased intangible assets; $0.8 million restructuring costs; $4.5 million of non-cash interest expense for the accretion of the debt discount related to the senior convertible notes; $4.9 million gain on the repurchase of senior convertible notes, net; $11.8 million related to loss on investment securities; $0.4 million recovery of investment loss; $3.6 million foreign exchange gain on foreign tax liabilities; and $94.2 million income tax recovery relating to $91.3 million related to the net adjustment to accrual for unrecognized tax benefits and $2.9 million income tax effect related to the non-GAAP adjustments above.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 27,	December 28,
	2009	2008
		Restated *
ASSETS:
Current assets:
Cash and cash equivalents	$181,044	$97,839
Short-term investments	94,019	209,685
Accounts receivable, net	48,261	40,191
Inventories, net	26,259	34,003
Prepaid expenses and other current assets	14,501	9,683
Deferred tax assets	3,994	3,949
Total current assets	368,078	395,350

Goodwill	396,144	396,144
Intangible assets, net	121,626	153,956
Investment securities	144,519	-
Prepaid expenses	22,751	-
Property and equipment, net	14,253	15,858
Investments and other assets	8,753	3,512
Deposits for wafer fabrication capacity	5,145	5,145
	$1,081,269	$969,965

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable	$26,175	$17,066
Accrued liabilities	53,139	51,390
Liability for unrecognized tax benefit	28,565	23,398
Income taxes payable	3,807	-
Deferred income taxes	1,767	2,042
Accrued restructuring costs	4,565	5,938
Deferred income	11,958	11,200
Total current liabilities	129,976	111,034

2.25% senior convertible notes due October 15, 2025, net	57,584	55,357
Long-term obligations	4,578	503
Deferred income taxes	21,598	17,806
Liability for unrecognized tax benefit	8,664	3,352

PMC special shares convertible into 1,648 (2008 - 2,045) shares of common stock	2,115	2,655

Stockholders' equity
Common stock and additional paid in capital	1,512,465	1,471,717
Accumulated other comprehensive income (loss)	1,779	(3,218)
Accumulated deficit	(657,490)	(689,241)
Total stockholders' equity	856,754	779,258
	$1,081,269	$969,965

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended

	September 27,	September 28,
	2009	2008
		Restated *

Cash flows from operating activities:
Net income	$31,751	$119,484
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	16,212	19,719
Depreciation and amortization	42,437	44,521
Non-cash accretion of investment securities	(419)	-
Foreign exchange (gain) loss on tax liability, net	292	(3,311)
Gain on repurchase of senior convertible notes, net	-	(4,873)
Gain on sale of investments and other assets	-	(32)
Loss on subleased facilities	538	-

Changes in operating assets and liabilities:
Accounts receivable	(8,070)	(6,856)
Inventories	7,995	(3,938)
Prepaid expenses and other current assets	2,403	4,972
Accounts payable and accrued liabilities	6,598	(22,069)
Deferred income taxes and income taxes payable	(6,893)	(79,718)
Accrued restructuring costs	(1,373)	(3,971)
Deferred income	758	288
Net cash provided by operating activities	92,229	64,216

Cash flows from investing activities:
Purchases of property and equipment	(4,570)	(5,406)
Purchases of intangible assets	(1,398)	(5,645)
Redemption of short-term investments	170,802	-
Disposals of investment securities	11,142	-
Purchases of investment securities	(209,311)	(119,067)
Net cash used in investing activities	(33,335)	(130,118)

Cash flows from financing activities:
Repurchase of senior convertible notes	-	(95,491)
Proceeds from issuance of common stock	24,311	16,510
Net cash provided by (used in) financing activities	24,311	(78,981)

Effect of exchange rate changes on cash and cash equivalents	-	(658)
Net increase (decrease) in cash and cash equivalents	83,205	(145,541)
Cash and cash equivalents, beginning of the period	97,839	364,922
Cash and cash equivalents, end of the period	$181,044	$219,381

CONTACT:
PMC-Sierra, Inc.
Mike Zellner, Vice President & CFO, 1 408-988-1204
or
David Climie, VP Marketing Communications, 1 408-988-8276
or
Susan Shaw, Sr Manager, Communications, 1 408-988-8515